EXHIBIT 7(a)
                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of General Bearing Corporation and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

            In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf on the date indicated:

Date: 09-18-00                              Date: 08-03-00
      /s/ June H. Geneen                          /s/ Lisa Gussack
-----------------------------------         -----------------------------------
June H. Geneen*                             Lisa Gussack


Date: 10-01-00                              Date: 08-04-00
      /s/ Phil E. Gilbert, Jr.                    /s/ Nina Gussack
-----------------------------------         -----------------------------------
Phil E. Gilbert, Jr.*                       Nina Gussack


UNITED STATES TRUST COMPANY                 Date: 08-03-00
OF NEW YORK*                                      /s/ Seymour Gussack
Date: 08-25-00                              -----------------------------------
      /s/ Steven S. Kirkpatrick             Seymour Gussack
-----------------------------------
By: Steven S. Kirkpatrick
                                            Date: 08-03-00
                                                  /s/ Wendy Gussack
Date: 08-03-00                              -----------------------------------
      /s/ Robert Baruc                      Wendy Gussack
-----------------------------------
Robert Baruc
                                            Date: 08-08-00
                                                  /s/ Joseph J.C. Hoo
Date: 08-03-00                              -----------------------------------
      /s/ Amy Gussack                       Joseph J.C. Hoo
-----------------------------------
Amy Gussack
                                            Date: 08-03-00
                                                  /s/ Kermit Moyer
Date: 08-03-00                              -----------------------------------
      /s/ David L. Gussack                  Kermit Moyer
-----------------------------------
David L. Gussack
                                            Date: 08-03-00
                                                  /s/ Allan Septimus
Date: 08-03-00                              -----------------------------------
      /s/ Faith Gussack                     Allan Septimus
-----------------------------------
Faith Gussack
                                            Date: 08-04-00
                                                  /s/ Allan Stein
                                            -----------------------------------
                                            Allan Stein



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